UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2011
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DreamWorks Animation SKG, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California		91201
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (818) 695-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 23, 2011, DreamWorks Animation SKG, Inc. (the “Company”) determined that, effective as of August 26, 2011, John Batter, the Company's Co-President of Production, will no longer be serving as an executive officer of the Company.  Mr. Batter will be leaving the Company to assume the position of chief executive officer of a company focusing on the digital delivery of entertainment content. From August 26, 2011 until November 3, 2011, the Company anticipates that Mr. Batter will provide certain transition services to the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.
Date: August 26, 2011	By:	/s/ Lewis W. Coleman
Lewis W. Coleman
President and Chief Financial Officer